EXHIBIT 10.25

OFF. REC 17761PG0701
97R379727 1997 AUG 21 11:
DOCSTPMTG 24,500.00 INTNG 14,000.
HARVEY RUVIN, CLERK DADE COUNTY,

                                 MORTGAGE DEED

         THIS MORTGAGE DEED, made and executed the l9 day of AUGUST, 1997, by EQUITY ONE (SKY LAKE) INC., a Florida corporation, whose post office address is 777 17th Street Penthouse Miami Beach, Florida 33139 hereinafter called the Mortgagor, which term shall include the heirs, legal representatives, successors and assigns of the said Mortgagor wherever the context so requires or admits, to ISIDORO LERMAN, TRUSTEE. whose post office address is c/o DAVID FELDMAN. ESQUIRE 407 Lincoln Road, Suite 701, Miami Beach, Florida 33139 hereinafter called the Mortgagee, which term shall include the heirs, legal representatives, successors and assigns of the said Mortgagee wherever the context so requires or admits.

         WITNESSETH: That for divers good and valuable considerations, and also in consideration of the aggregate sum named in the promissory note of even date herewith hereinaRer described, the said Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto the said Mortgagee, his heirs, successors and assigns, all the certain piece..., parcel... or tract... of land, of which the said Mortgagor is now seized and possessed and in actual possession, situate in the County of DADE and State of Florida, described as follows:

                    SEE LEGAL DESCRIPTION ATTACHED AS EXHIBIT "A"

         THIS IS A FIRST MORTGAGE in the amount of $7,000,000.00; which sum is due and payable no later than February 19, 1998.

         In the event the above described property is sold or conveyed in any manner, this mortgage shall become due and payable at once at the option of the mortgagee.

         TOGETHER with all structures and improvements now and hereafter on said land and the fixtures attached thereto; and the easements, riparian and littoral rights and appurtenances thereunto belonging, or in any wise appertaining; and all rents, issues, proceeds and profits accruing and to accrue from said premises; and all gas and electric fixtures, heaters, air conditioning equipment, machinery, boilers, ranges, elevators and motors, plumbing fixtures and hardware, window screens, screen doors, venetian blinds, storm shutters and awnings, pool pumps and motors and all other heating, cooking, refrigerating, plumbing, cooling, ventilating, irrigating and power systems and appliances which are now or may hereafter pertain to or be used with, in or on said premises though they may be either detached or detachable.

         TOGETHER with all furniture, furnishings, fixtures, and equipment contained in or appurtenant to said premises, or which may hereafter from time to time be placed therein, and any substitution or replacement thereof.

         TO HAVE AND TO HOLD the same, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining and the reversions, remainder and remainders, rents, issues and profits thereof and also all the estate, right, title, interest, property, possession, claim and demand whatsoever as well in law as in equity of the said Mortgagor in and to the same and every part and parcel thereof unto the said Mortgagee, and his heirs, successors and assigns, in fee simple.

         And said Mortgagor, for itself, and its legal representatives, successors and assigns, hereby covenants with said Mortgagee, his heirs, legal representatives, successors and assigns, that said Mortgagor is indefeasibly seized of said land in fee simple; that the said Mortgagor has full power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for said Mortgagee, his heirs, legal representatives, successors and assigns, at all times peaceably and quietly to enter upon, hold, occupy and enjoy said land and every part thereof; that said land is free from all encumbrances; that said Mortgagor, its heirs, legal representatives, successors and assigns, will make such further assurances to perfect the fee simple title to said land in said Mortgagee, his heirs, legal representatives, successors and assigns, as may reasonably be required; and that said Mortgagor does hereby fully warrant the title to said land and every part thereof and will defend the same against the

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
OFF. REC 17761PG0702

lawful claims of all persons whomsoever.

         PROVIDED ALWAYS, That if said Mortgagor shall pay unto the said Mortgagee the certain promissory note, dated on even dated herewith and incorporated by reference herein, and shall duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every the stipulations, agreements, conditions and covenants of said promissory note and of this mortgage, then this mortgage and the estate hereby created shall cease and be null and void.

         It is understood that each of the words, "note," "mortgagor" and "mortgagee" respectively and the pronouns referring thereto, whether in the singular or plural anywhere in this mortgage, shall be singular if one only and shall be plural jointly and severally, if more than one, and shall be masculine, feminine and/or neuter, wherever the context so implies or admits.

         And said Mortgagor for themselves, and theirs, legal representatives, successors and assigns:

         1. To pay all and singular the principal and interest and the various and sundry sums of money payable by virtue of said promissory note, and this mortgage, each and every, promptly on the days respectively the same severally become due.

         2. To pay all and singular the taxes, assessments, levies, liabilities, obligations and encumbrances of every nature and kind now on said described property, and/or that hereafter may be imposed, suffered, placed, levied or assessed thereupon, and/or that hereafter may be levied or assessed upon this mortgage and/or the indebtedness secured hereby, each and every, when due and payable according to law, before they become delinquent, and before any interest attaches or any penalty is incurred; and in so far as any thereof is of record the same shall be promptly satisfied and discharged of record and the original official document (such as, for instance, the tax receipt or the satisfaction paper officially endorsed or certified) shall be placed in the hands of said Mortgagee within ten days next after payment; and in the event that any thereof is not so paid, satisfied and discharged, said Mortgagee may at any time pay the same or any part thereof without waiving or affecting any option, lien, equity or right under or by virtue of this mortgage, and the full amount of each and every such payment shall be immediately due and payable and shall bear interest from the date thereof until paid at the maximum legal rate and together with such interest shall be secured by the lien of this mortgage.

         3. To place and continuously keep on the Property a general liability policy in the usual standard policy form, and shall contain the usual standard mortgagee clause making the loss under said policies, each and every, payable to said Mortgagee; and, not less than 30 days in advance of the expiration of each policy, to deliver to said Mortgagee a renewal thereof, together with a receipt for the premium of such renewal; and in the event said Mortgagor shall for any reason fail to keep the said premises so insured, or fall to deliver promptly any of said policies of insurance to said Mortgagee, or fail promptly to pay fully any premium therefor, or in any respect fail to perform, discharge, execute, effect, complete, comply with and abide by this covenant, or any part hereof, said Mortgagee may place and pay for such insurance or any part thereof without waiving or affecting any option, lien, equity or right under or by virtue of this mortgage, and the full amount of each and every such payment shall be immediately due and payable and shall bear interest from the date thereof until: paid at the maximum legal rate and together with such interest shall be secured by the lien of this mortgage. Buyer shall reasonably insure such portions of the Property occupied by Tenants.

         4. To perform, comply with and abide by all the stipulations, agreements, conditions, and covenants set forth in the Promissory Note or Notes secured hereby and this Mortgage.

         5. To pay all and singular the costs, charges and expenses, including reasonable lawyer's fees and cost of abstracts of title, incurred or paid at any time by said Mortgagee because and/or in the event of the failure on the part of the said Mortgagor to duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every the stipulations, agreements, conditions and covenants of said promissory note, and this mortgage, any or either, and said costs, charges and expenses, each and every, shall be immediately due and payable, whether or not there be notice, demand, attempt to collect or suit pending; and the full amount of each and every

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

OFF. REC 17761PG0703

such payment shall bear interest from the date thereof until paid at the maximum legal rate; and all said costs, charges and expenses so incurred or paid, together with such interest, shall be secured by the lien of this mortgage.

         6. That (a) in the event of any breach of this mortgage or default on the part of the Mortgagor, or (b) in the event any of said sums of money herein referred to be not promptly and fully paid within ten days next after the same severally become due and payable, without demand or notice, or (c) in the event each and every the stipulations, agreements, conditions and covenants of said promissory note and this mortgage, any or either are not duly, promptly and fully performed, discharged, executed, effected, completed, complied with and abided by, then, in either or any such event, the said aggregate sum mentioned in said promissory note then remaining unpaid, with interest accrued, and all moneys secured hereby, shall become due and payable forthwith, or thereafter, at the option of said Mortgagee, as fully and completely as if all of the said sums of money were originally stipulated to be paid on such day, anything in said promissory note, and/or in this mortgage to the contrary notwithstanding; and thereupon or thereafter at the option of said Mortgagee, without notice or demand, suit at law or in equity, theretofore, or thereafter begun, may be prosecuted as if all moneys secured hereby had matured prior to its institution.

         7. In the event the Mortgagor, shall fail to pay any charges or obligations required to be paid by the Mortgagor hereunder, within the time set forth for such payment, the Mortgagee shall have the right to pay such charge or obligation without waiving or affecting the option of the Mortgagee to consider this mortgage in default. Every such payment so made shall bear interest at the maximum default rate as provided in the Promissory Note secured hereby, and every such payment shall be deemed additional monies owed by the Mortgagor to the Mortgagee, shall be payable on demand of the mortgagee therefore and shall be secured by the lien of this Mortgage.

         8. In the event of a default in any of the terms of this Mortgage and/or the filing of any suit upon this mortgage, or to foreclose it, or to reform it, and/or to enforce payment of any claims hereunder, said Mortgagee shall apply to the court having jurisdiction thereof for the appointment of a Receiver. Such court shall forthwith appoint a Receiver of said mortgaged property all and singular, including all and singular the rents, income, profits, issues and revenues from whatever source derived, each and every of which, it being expressly understood, is hereby mortgaged as if specifically set forth and described in the granting and habendum clause hereof, and such Receiver shall have all the broad and effective functions and powers in anywise entrusted by a court to a Receiver, and such appointment shall be made by such court as an admitted equity and a matter of absolute right to said Mortgagee, and without reference to the adequacy of the value of the property mortgaged or to the solvency or insolvency of said Mortgagor and/or of the defendants, and that such rents, profits, income, issues and revenues shall be applied by such Receiver according to the lien and/or equity of said Mortgagee and the practice of such court.

         9. All rents, deposits, revenues and profits arising out of the operation of the mortgaged property are, by the terms hereof, assigned to the Mortgagee as further security for the payment of the indebtedness secured hereby, and no other instrument or documents need to be executed by the Mortgagor to effect such assignment. Any subsequent assignment of the rents, deposits, revenues, and profits of the mortgaged property, or any part thereof, shall at all times be inferior and subordinate to the assignment granted hereby and to the rights of the Mortgage hereunder. This assignment shall continue in effect until the indebtedness secured by this Mortgage is paid in full.

         10. If all or any part of the property or an interest therein is sold, transferred, encumbered, or if there is a change of ownership of the mortgaged premises or of any property encumbered by this mortgage without the Mortgagee's prior written consent, Mortgagee may, at Mortgagee's option, declare all the sums secured by this Mortgage to be immediately due and payable. The Mortgagee shall have waived such option to accelerate if, prior to the sale, transfer, encumbrance, or change of ownership, the Mortgagee, in his sole and absolute discretion, and the person to whom the property is to be sold, encumbered, or transferred reach agreement in writing that the credit of such person is satisfactory to Mortgagee and that the interest payable on the sums secured by this Mortgage shall be at such rate as the Mortgagee shall request.

         1 1. In the event the ownership of the mortgaged premises, or any part thereof, becomes

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

OFF. REC 17761PG0703


vested in a person or entity other than the Mortgagor, the Mortgagee may, without notice to the Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and the debt hereby secured, in the same manner as with the Mortgagor, without in any way vitiating or discharging the Mortgagor's liability hereunder or upon the debt hereby secured. No sale of the premises hereby mortgaged and no forbearance on the part of the Mortgagee, and no extension of the time for the payment of the debt hereby secured given by the Mortgagee, shall operate to release, discharge, modify, change, or affect the original liability of the Mortgagor herein, either in whole or in part.

         12. Time is of the essence and no waiver of any obligation hereunder, or of the obligation secured hereby, shall at any time hereafter be held to be a waiver of the terms hereof or of the Note secured hereby.

         13. If foreclosure proceedings are instituted on any mortgage inferior to this Mortgage or if any foreclosure proceeding is instituted on any lien of any kind, the Mortgagee may at its option immediately or thereafter declare this Mortgage and the indebtedness secured hereby, due and payable. If there is any mortgage superior to this Mortgage, then failure to pay said mortgage when due and in accordance with its terms or failure to abide by the terms at its option, may immediately or thereafter declare this Mortgage and the indebtedness hereby secured, due and payable. Any modification of any mortgage superior to this Mortgage or waiver of any principal or interest payments on any note or mortgage superior to this Mortgage, including but not limited to the granting and acceptance of future advanced pursuant thereto, shall be deemed a breach of the terms and covenants of this Mortgage and the Mortgagee hereof may at is option declare this Mortgage and the indebtedness secured hereby due and payable.

         14. In order to accelerate the maturity of the indebtedness hereby secured because of the failure of the Mortgagor to pay any tax assessment, liability, obligation, or encumbrance upon said property as herein provided, it shall not be necessary nor requisite that the Mortgagee shall first pay same.

         15. The mailing of written notice of demand, addressed to the owner of record of the mortgaged premises, directed to the said owner at the last address actually furnished to the Mortgagee or directed to the said owner at said mortgaged premises, and mailed by United States Certified Mail, Return Receipt Requested, shall be sufficient notice and demand in any case arising under this instrument and required by the provisions hereof or by law. Notice to Mortgagee if required hereunder, shall be deemed properly given when forwarded by Certified Mail, Return Receipt Requested, with sufficient postage affixed thereto and addressed to c/o DAVID FELDMAN, ESQUIRE 407 LINCOLN ROAD, SUITE 701 MIAMI BEACH, FLORIDA 33139.

         16. If the validity or lien of this Mortgage or the Promissory Note secured hereby be contested by litigation or otherwise, or if any action or proceeding shall be commenced in which the Mortgagee is made a party, the Mortgagor agree to pay the Mortgagee the cost of defending the same, including a reasonable attorney's fee and attorneys' fees on appeal, together with interest at the maximum default rate as provided in the Promissory Note secured hereby.

         17. In the event that Mortgagor shall: (1) consent to the appointment of a receiver, trustee, or liquidator of all or a substantial part of Mortgagor assets, or (2) be adjudicated at bankruptcy or admit in writing its inability to pay its debts as they become due, or (3) make a general assignment for the benefit of creditors, or (4) file a petition or answer seeking reorganization or arrangement with creditors, or to take advantage of any insolvency law, or (5) file an answer admitting the material allegations of a petition filed against the Mortgagor in any bankruptcy, reorganization or insolvency proceedings, or
(6) take any action for the purpose of effecting any of the foregoing, or (7) any order, judgment, or decree shall be entered upon an application of a creditor of the Mortgagor by a court of competent jurisdiction approving a Petition seeking appointment of a receiver or trustee of all or a substantial part of the Mortgagor's assets and such order, judgment, or decree shall continue unstated and in effect for any period of thirty (30) consecutive days, the Mortgagee may declare the Promissory Note hereby secured forthwith due and payable, whereupon the principal of and the interest accrued on the Promissory Note and all other sums hereby secured shall become forthwith due and payable as if all of the said sums of money were originally stipulated to be paid

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

 OFF. REC 17761PG0705

on such day; and thereupon the Mortgagee without notice or demand may prosecute a suit at law and/or in equity as if all monies secured hereby had matured prior to its institution.

         18. In the event the premises hereby mortgaged, or any part thereof, shall be condemned and taken under the power of eminent domain, the Mortgagee shall have the right to demand that all damages awarded for the taking of or damages to said premises shall be paid to the Mortgagee, its successors or assigns, up to the amount then unpaid on this Mortgage, and may be applied against the payment or payments last payable thereon.

         19. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge, and deliver all and every such further acts deeds, conveyances, mortgages, assignments, notices of assignments, transfers, and assurances as the Mortgagee shall from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be.

         20. The Mortgagor will pay, form time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the mortgaged property, whether paramount or subordinate to this Mortgage, or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, and in general will do or cause to be done everything necessary so that the lien of this Mortgage shall be fully preserved, at the cost of the Mortgagor, without expense to the Mortgagee.

         21. The claims of mechanics, materialmen and/or laborers which may give rise to mechanics' liens shall be released, discharged or bonded by Mortgagor with a cash or surety bond in the amount required by law for the bonding of mechanics' liens within thirty (30) days of the recording of the claim of lien.

         22. This Mortgage shall constitute a security agreement under the Uniform Commercial Code as it presently exists and may hereafter exist in the State of Florida. The Mortgagor hereby gives and grants unto the Mortgagee a security interest in and to the furniture, fixtures, essential equipment, inventory, licenses, permits and contract rights necessary and normally used in the operation of the mortgaged premises. Mortgagor further agrees to execute and deliver to the Mortgagee, simultaneously with the execution and delivery of this Mortgage, or at any other time at the request of Mortgagee, any and all Uniform Commercial Code Financing Statements reasonably required by the Mortgagee to effect the purposes and intent of this paragraph.

         23. In the event any one or more of the provisions contained in this Mortgage or in the Promissory Note or in any other loan document shall for any reason be held to be inapplicable, invalid, illegal or unenforceable in any respect, such inapplicability, invalidity, illegality, or unenforceability shall, at the option of the Mortgagee, not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such inapplicable, invalid, illegal, or unenforceable provision had never been contained herein or therein.

         24. This Mortgage or any of the terms hereunder cannot be modified orally.

         25. Acceptance by the Mortgagee of any payment which is less than full payment of all amounts due and payable at the time of such payment, even if made by one other than the obligor, shall not constitute a waiver of the Mortgagee's right to exercise its option to declare the whole of the principal sum then remaining unpaid, together with all accrued interest thereon, immediately due and payable without notice, or any other rights of the Mortgagee except as to the extent otherwise provided by law.

         26. The Mortgagee and the Mortgagor specifically agree that they waive all rights to rely on or enforce any oral statements made prior to or subsequent to the signing of this document.

         27. The Mortgagee and the Mortgagor hereby knowingly, voluntarily and intentionally waive the right either may have to a trial by jury with respect to any litigation based hereon, or arising out of, under or in connection with this document, and any agreement contemplated to be

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

OFF. REC 17761PG0706

executed in conjunction herewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of either party made before, during, or after the execution of this document.

         28. Venue and jurisdiction shall be in Dade County, Florida, for any affirmative or defensive legal proceeding in connection with this document and/or any other document signed by the Mortgagors in favor of the Mortgagee.

         29. Mortgagor agrees to duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every stipulations, agreements, conditions and covenants in said promissory note and in this mortgage set forth.

         30. It is mutually covenanted and agreed by and between the Mortgagor and the Mortgagee that this mortgage and the note secured hereby constitute a Florida contract and shall be construed according to the laws of that State.

         31. Mortgagor and Mortgagee acknowledge that Mortgagor intends and shall commence demolition of various portions of the Property, specifically the parcel known as the Home Depot building and the portion of the Mall west from the parcel known as the East Mall, excluding the operating out parcels, and such demolition or remodeling shall not constitute a breach of any of Mortgagor's obligations hereunder.

         IN WITNESS WHEREOF, the said Mortgagor has executed this Mortgage under seal on the day and year herein first above written.

Signed, sealed and delivered in
the presence of:

CORPORATE SEAL

                                                     EQUITY ONE (SKY LAKE) INC.,
                                                     a Florida corporation

                                                     By: /s/ DORON VALERO
                                                         ------------------
                                                         Doron Valero,
                                                         Vice President

/s/ [illegible]
----------------------
Witness #1 - Signature


/s/ ALAN J MARCUS
----------------------
Witness #2 - Printed Name

         State of Florida )
           County of Dade )

     Before me personally appeared DORON VALERO, VICE PRESIDENT OF EQUITY ONE (SKY LAKE) INC., a Florida Corporation, to me, or ( ) who presented as
Identification: ___________ to me well known and known to be the individual described in and who executed the foregoing instrument, and acknowledged before me that he executed the same in his capacity as of ficer of named Corporation for the purposes therein expressed.

     WITNESS my hand and of ficial seal this 19 day of August, 1997.

                                                 /s/ [illegible]
                                                 -------------------------------
         Seal                                    Notary Public State of Florida

THIS INSTRUMENT PREPARED BY:
ALAN J. MARCUS, ESQUIRE
20803 Biscayne Blvd. Suite 301
Aventura, Florida 33180

                                                          SEAL
                                                          ----
                                          ALAN J. MARCUS
                                          MY COMMISSION EXPIRES
                                          AUGUST 13, 2001
                                          #CC 648469
                                          BONDED THRU NOTARY PUBLIC UNDERWRITERS
                                          NOTARY PUBLIC, STATE OF FLORIDA

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